UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2009

Central Index Key Number of depositor: 0000869090

CHASE BANK USA, NATIONAL ASSOCIATION

(Sponsor, Depositor, Originator, Administrator

and Servicer into the Issuing Entities described below)

Central Index Key Number of issuing entity: 0000890493

FIRST USA CREDIT CARD MASTER TRUST

(Issuing Entity of the First USA Collateral Certificate)

Central Index Key Number of issuing entity: 0001004988

CHASE CREDIT CARD MASTER TRUST

(Issuing Entity of the Chase Collateral Certificate)

Central Index Key Number of issuing entity: 0001174821

CHASE ISSUANCE TRUST

(Issuing Entity of the Notes)

(Exact name of registrant as specified in its charter)

Laws of the United States	333-145109 333-131327	22-2382028
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

Chase Bank USA, National Association White Clay Center Building 200 Route 273 Newark, Delaware	19711
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (302) 575-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01	Other Events

On September 17, 2009, Chase Bank USA, National Association, a national banking association (the “Bank”) entered into Assignment No. 32 of Receivables in Additional Accounts (“Assignment No. 32 of Receivables in Additional Accounts”), with the Chase Issuance Trust, a Delaware statutory trust (the “Trust”). Pursuant to Assignment No. 32 of Receivables in Additional Accounts, the Bank designated accounts with an initial approximate aggregate amount of credit card receivables of $3,600,000,000 to be added to the Trust. The foregoing description of Assignment No. 32 of Receivables in Additional Accounts does not purport to be complete and is qualified in its entirety by reference to Assignment No. 32 of Receivables in Additional Accounts, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

On September 17, 2009, the Trust entered into Assignment No. 32 of Receivables in Additional Asset Pool One Accounts (“Assignment No. 32 of Receivables in Additional Asset Pool One Accounts” and together with Assignment No. 32 of Receivables in Additional Accounts, “Assignment No. 32”) with Wells Fargo Bank, National Association, a national banking association, as collateral agent (the “Collateral Agent”). Pursuant to Assignment No. 32 of Receivables in Additional Asset Pool One Accounts, the Trust designated accounts with an initial approximate aggregate amount of credit card receivables of $3,600,000,000 to be pledged to the Collateral Agent. The foregoing description of Assignment No. 32 of Receivables in Additional Asset Pool One Accounts does not purport to be complete and is qualified in its entirety by reference to Assignment No. 32 of Receivables in Additional Asset Pool One Accounts, which is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

The Bank services the receivables that are included in Assignment No. 32 and will continue to service the accounts associated with such receivables following Assignment No. 32.

The management of the Bank believes that Assignment No. 32 will have no material effect on the Trust or the asset backed securities issued by the Trust.

Section 9 – Financial Statements and Exhibits

Item 9.01	Financial Statement and Exhibits.

The following exhibits are filed as a part of this report:

(10.1)	Assignment No. 32 of Receivables in Additional Accounts, dated as of September 17, 2009, by and between Chase Bank USA, National Association and Chase Issuance Trust.

(10.2)	Assignment No. 32 of Receivables in Additional Asset Pool One Accounts, dated as of September 17, 2009, by and between Chase Bank USA, National Association and Wells Fargo Bank, National Association.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHASE BANK USA, NATIONAL ASSOCIATION

as Sponsor, Depositor, Originator, Administrator and Servicer of the First USA Credit Card Master Trust, the Chase Credit Card Master Trust and the Chase Issuance Trust

By:	/s/ Patricia M. Garvey
Name:	Patricia M. Garvey
Title:	Vice President

Date: September 17, 2009